FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report: February 6, 1997

                             MICRO-INTEGRATION CORP.
             (Exact name of registrant as specified in its charter)

         Deleware                0-23710              06-120-4847
     (State or other           (Commission           (IRS Employer
     jurisdiction of           File Number)             Id. No.)
      incorporation)

     One Science Park,  Frostburg, MD                     21532
(Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code:  (301) 689-0800

Item 5.  Other Events.

See attached Press Releases of Micro-Integration Corp., dated February 5, 1997, which are incorporated herein by reference.

Item 7.    Financial Statements and Exhibits.

      (c)  Exhibits.
           99.1  Press Release dated February 5, 1997 of Micro-Integration Corp.

           99.2  Press Release dated February 5, 1997 of Micro-Integration Corp.



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                                   SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             MICRO-INTEGRATION CORP.



Dated:  February 6, 1997                     By  /s/ John A. Parsons
                                                --------------------------
                                                     John A. Parsons
                                                     President